UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 10, 2020

KLA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-09992		04-2564110
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

One Technology Drive	Milpitas	California	95035
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:		(408) 875-3000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	KLAC	The Nasdaq Stock Market, LLC
The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 10, 2020, the Board of Directors (the "Board") of KLA Corporation (the "Company") appointed Marie Myers to the Company's Board, and the Audit Committee of the Board. Ms. Myers was most recently the CFO of UiPath, a robotics process automation software company, and prior to that she served as the global controller of Hewlett Packard ("HP"), where she was responsible for HP's financial statements and global financial operations. In her twenty-year career at HP and Compaq, Ms. Myers held various leadership positions in finance. Ms. Myers will receive a prorated grant of restricted stock units for her service on the Board through the next annual meeting of stockholders and will be entitled to receive a prorated portion of the annual cash retainer paid by the Company to independent members of the Board for their service. The text of the press release announcing her appointment is included as Exhibit 99.1 to this Current Report.

Item 8.01	Other Events.
On February 11, 2020, the Company issued a press release announcing that the Company's Board has declared a cash dividend of $0.85 per share on the Company's common stock. Such dividend shall be payable on March 5, 2020 to the Company's stockholders of record as of the close of business on February 22, 2020. The text of the press release is included as Exhibit 99.2 to this Current Report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits
The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Text of press release furnished on February 13, 2020.

99.2	Text of press release furnished on February 11, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLA CORPORATION

Date: February 13, 2020	By:	/s/ TERI A. LITTLE
	Name:	Teri A. Little
	Title:	Executive Vice President and Chief Legal Officer